Exhibit 99.2

LCNB Corp. and Subsidiaries
Financial Highlights
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended					Twelve Months Ended
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	12/31/2022	12/31/2021
Condensed Income Statement
Interest income	$17,719	16,704	16,208	15,122	15,189	65,753	61,177
Interest expense	1,511	1,260	1,041	899	879	4,711	4,053
Net interest income	16,208	15,444	15,167	14,223	14,310	61,042	57,124
Provision for (recovery of) loan losses	(19)	(157)	377	49	(508)	250	(269)
Net interest income after provision for (recovery of) loan losses	16,227	15,601	14,790	14,174	14,818	60,792	57,393
Non-interest income	3,629	3,581	3,528	3,550	4,347	14,288	16,232
Non-interest expense	12,065	12,350	11,469	12,250	12,311	48,134	48,040
Income before income taxes	7,791	6,832	6,849	5,474	6,854	26,946	25,585
Provision for income taxes	1,383	1,253	1,231	951	1,227	4,818	4,611
Net income	$6,408	5,579	5,618	4,523	5,627	22,128	20,974

Supplemental Income Statement Information
Amort/Accret income on acquired loans	$249	144	61	66	116	520	713
Tax-equivalent net interest income	$16,257	15,495	15,217	14,273	14,365	61,242	57,354

Per Share Data
Dividends per share	$0.21	0.20	0.20	0.20	0.20	0.81	0.77
Basic earnings per common share	$0.57	0.49	0.49	0.38	0.45	1.93	1.66
Diluted earnings per common share	$0.57	0.49	0.49	0.38	0.45	1.93	1.66
Book value per share	$17.82	17.31	17.84	18.14	19.22	17.82	19.22
Tangible book value per share	$12.48	11.97	12.53	12.84	14.33	12.48	14.33
Weighted average common shares outstanding:
Basic	11,211,328	11,284,225	11,337,805	11,818,614	12,370,702	11,410,981	12,589,605
Diluted	11,211,328	11,284,225	11,337,805	11,818,614	12,370,702	11,410,981	12,589,613
Shares outstanding at period end	11,259,080	11,293,639	11,374,515	11,401,503	12,414,956	11,259,080	12,414,956

Selected Financial Ratios
Return on average assets	1.34%	1.15%	1.18%	0.96%	1.18%	1.16%	1.13%
Return on average equity	12.90%	10.80%	10.96%	8.13%	9.33%	10.62%	8.71%
Return on average tangible common equity	18.59%	15.30%	15.52%	11.11%	12.51%	14.96%	11.67%
Dividend payout ratio	36.84%	40.82%	40.82%	52.63%	44.44%	41.97%	46.39%
Net interest margin (tax equivalent)	3.77%	3.54%	3.54%	3.35%	3.34%	3.55%	3.45%
Efficiency ratio (tax equivalent)	60.67%	64.74%	61.18%	68.73%	65.79%	63.73%	65.28%

Selected Balance Sheet Items
Cash and cash equivalents	$22,701	29,460	31,815	19,941	18,136
Debt and equity securities	323,167	325,801	337,952	330,715	345,649

Loans:
Commercial and industrial	$120,236	114,694	114,971	105,805	101,792
Commercial, secured by real estate	938,022	908,130	905,703	906,140	889,108
Residential real estate	305,575	316,669	315,930	328,034	334,547
Consumer	28,290	29,451	30,308	32,445	34,190
Agricultural	10,054	8,630	7,412	7,980	10,647
Other, including deposit overdrafts	81	52	81	45	122
Deferred net origination fees	(980)	(937)	(928)	(928)	(961)
Loans, gross	1,401,278	1,376,689	1,373,477	1,379,521	1,369,445
Less allowance for loan losses	5,646	5,644	5,833	5,530	5,506
Loans, net	$1,395,632	1,371,045	1,367,644	1,373,991	1,363,939

	Three Months Ended					Twelve Months Ended
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	12/31/2022	12/31/2021
Selected Balance Sheet Items, continued
Total earning assets	$1,726,902	1,714,196	1,722,853	1,712,115	1,716,420
Total assets	1,919,121	1,904,700	1,912,627	1,899,630	1,903,629
Total deposits	1,604,970	1,657,370	1,658,825	1,636,606	1,628,819
Short-term borrowings	71,455	4,000	5,000	24,746	—
Long-term debt	19,072	24,539	25,000	10,000	10,000
Total shareholders’ equity	200,675	195,439	202,960	206,875	238,604
Equity to assets ratio	10.46%	10.26%	10.61%	10.89%	12.53%
Loans to deposits ratio	87.31%	83.06%	82.80%	84.29%	84.08%

Tangible common equity (TCE)	$140,498	135,149	142,557	146,360	177,949
Tangible common assets (TCA)	1,858,944	1,844,410	1,852,224	1,839,115	1,842,974
TCE/TCA	7.56%	7.33%	7.70%	7.96%	9.66%

Selected Average Balance Sheet Items
Cash and cash equivalents	$24,330	35,763	28,787	32,826	29,614	30,364	36,648
Debt and equity securities	323,195	338,299	338,149	340,666	348,150	335,051	319,619

Loans	$1,383,809	1,384,520	1,375,710	1,376,926	1,351,762	1,380,272	1,329,072
Less allowance for loan losses	5,647	5,830	5,532	5,503	5,843	5,629	5,701
Net loans	$1,378,162	1,378,690	1,370,178	1,371,423	1,345,919	1,374,643	1,323,371

Total earning assets	$1,711,524	1,736,031	1,722,503	1,727,335	1,708,392	1,724,350	1,663,567
Total assets	1,903,338	1,928,868	1,912,574	1,917,226	1,896,530	1,915,431	1,851,177
Total deposits	1,637,201	1,669,932	1,655,389	1,646,627	1,615,020	1,652,309	1,567,680
Short-term borrowings	21,433	5,728	18,263	12,503	893	14,482	821
Long-term debt	23,855	24,920	12,637	10,000	14,402	17,910	16,148
Total shareholders’ equity	197,014	205,051	205,645	225,725	239,174	208,271	240,823
Equity to assets ratio	10.35%	10.63%	10.75%	11.77%	12.61%	10.87%	13.01%
Loans to deposits ratio	84.52%	82.91%	83.10%	83.62%	83.70%	83.54%	84.78%

Asset Quality
Net charge-offs (recoveries)	$(21)	32	74	25	(186)	110	(47)

Non-accrual loans	$391	465	599	1,455	1,481	391	1,481
Loans past due 90 days or more and still accruing	39	—	—	—	56	39	56
Total nonperforming loans	$430	465	599	1,455	1,537	430	1,537

Net charge-offs (recoveries) to average loans	(0.01)%	0.01%	0.02%	0.01%	(0.05)%	0.01%	0.00%
Allowance for loan losses to total loans	0.40%	0.41%	0.42%	0.40%	0.40%	0.40%	0.40%
Nonperforming loans to total loans	0.03%	0.03%	0.04%	0.11%	0.11%	0.03%	0.11%
Nonperforming assets to total assets	0.02%	0.02%	0.03%	0.08%	0.08%	0.02%	0.08%

Assets Under Management
LCNB Corp. total assets	$1,919,121	1,904,700	1,912,627	1,899,630	1,903,629
Trust and investments (fair value)	678,366	611,409	625,984	700,353	722,093
Mortgage loans serviced	148,412	145,317	153,557	152,271	149,382
Cash management	1,925	53,199	38,914	75,302	34,009
Brokerage accounts (fair value)	347,737	314,144	303,663	326,290	334,670
Total assets managed	$3,095,561	3,028,769	3,034,745	3,153,846	3,143,783

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS

(Dollars in thousands)

	December 31, 2022 (Unaudited)	December 31, 2021
ASSETS:
Cash and due from banks	$20,244	16,810
Interest-bearing demand deposits	2,457	1,326
Total cash and cash equivalents	22,701	18,136
Investment securities:
Equity securities with a readily determinable fair value, at fair value	2,273	2,546
Equity securities without a readily determinable fair value, at cost	2,099	2,099
Debt securities, available-for-sale, at fair value	289,850	308,177
Debt securities, held-to-maturity, at cost	19,878	22,972
Federal Reserve Bank stock, at cost	4,652	4,652
Federal Home Loan Bank stock, at cost	4,415	5,203
Loans, net	1,395,632	1,363,939
Premises and equipment, net	33,042	35,385
Operating leases right of use asset	6,248	6,357
Goodwill	59,221	59,221
Core deposit and other intangibles	1,827	2,473
Bank owned life insurance	44,298	43,224
Interest receivable	7,482	7,999
Other assets	25,503	21,246
TOTAL ASSETS	$1,919,121	1,903,629

LIABILITIES:
Deposits:
Noninterest-bearing	$505,824	501,531
Interest-bearing	1,099,146	1,127,288
Total deposits	1,604,970	1,628,819
Short-term borrowings	71,455	—
Long-term debt	19,072	10,000
Operating lease liabilities	6,370	6,473
Accrued interest and other liabilities	16,579	19,733
TOTAL LIABILITIES	1,718,446	1,665,025

COMMITMENTS AND CONTINGENT LIABILITIES	—	—

SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares –no par value, authorized 19,000,000 shares; issued 14,270,550 and 14,213,792 shares at December 31, 2022 and 2021, respectively; outstanding 11,259,080 and 12,414,956 shares at December 31, 2022 and 2021, respectively	144,069	143,130
Retained earnings	139,249	126,312
Treasury shares at cost, 3,011,470 and 1,798,836 shares at December 31, 2022 and 2021, respectively	(52,689)	(29,029)
Accumulated other comprehensive loss, net of taxes	(29,954)	(1,809)
TOTAL SHAREHOLDERS' EQUITY	200,675	238,604
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,919,121	1,903,629

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
INTEREST INCOME:
Interest and fees on loans	$15,887	13,770	59,247	56,142
Dividends on equity securities with a readily determinable fair value	16	13	56	51
Dividends on equity securities without a readily determinable fair value	13	5	29	21
Interest on debt securities, taxable	1,355	1,018	5,027	3,668
Interest on debt securities, non-taxable	186	208	753	864
Other investments	262	175	641	431
TOTAL INTEREST INCOME	17,719	15,189	65,753	61,177
INTEREST EXPENSE:
Interest on deposits	1,189	769	3,682	3,578
Interest on short-term borrowings	96	2	416	6
Interest on long-term debt	226	108	613	469
TOTAL INTEREST EXPENSE	1,511	879	4,711	4,053
NET INTEREST INCOME	16,208	14,310	61,042	57,124
PROVISION FOR (RECOVERY OF) LOAN LOSSES	(19)	(508)	250	(269)
NET INTEREST INCOME AFTER PROVISION FOR (RECOVERY OF) LOAN LOSSES	16,227	14,818	60,792	57,393
NON-INTEREST INCOME:
Fiduciary income	1,617	1,715	6,468	6,674
Service charges and fees on deposit accounts	1,532	1,530	6,190	6,036
Net gains on sales of debt securities, available-for-sale	—	303	—	303
Bank owned life insurance income	271	269	1,074	1,074
Gains from sales of loans	8	292	196	852
Other operating income	201	238	360	1,293
TOTAL NON-INTEREST INCOME	3,629	4,347	14,288	16,232
NON-INTEREST EXPENSE:
Salaries and employee benefits	7,192	6,976	28,483	27,616
Equipment expenses	395	446	1,629	1,678
Occupancy expense, net	767	713	3,067	2,949
State financial institutions tax	428	440	1,740	1,758
Marketing	339	361	1,184	1,239
Amortization of intangibles	113	263	478	1,043
FDIC insurance premiums, net	133	127	530	492
ATM Expense	340	436	1,370	1,416
Computer maintenance and supplies	283	332	1,114	1,213
Telephone expense	63	64	240	420
Contracted services	601	612	2,503	2,430
Other real estate owned, net	8	—	(866)	2
Other non-interest expense	1,403	1,541	6,662	5,784
TOTAL NON-INTEREST EXPENSE	12,065	12,311	48,134	48,040
INCOME BEFORE INCOME TAXES	7,791	6,854	26,946	25,585
PROVISION FOR INCOME TAXES	1,383	1,227	4,818	4,611
NET INCOME	$6,408	5,627	22,128	20,974

Dividends declared per common share	$0.21	0.20	0.81	0.77
Earnings per common share:
Basic	0.57	0.45	1.93	1.66
Diluted	0.57	0.45	1.93	1.66
Weighted average common shares outstanding:
Basic	11,211,328	12,370,702	11,410,981	12,589,605
Diluted	11,211,328	12,370,702	11,410,981	12,589,613